Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Revenues:
Total revenues	$ 0	$ 0
Expenses:
Research and development	2,641,507	1,680,250
General and administrative	4,380,695	2,269,335
Total expenses	7,022,202	3,949,585
Loss from operations	(7,022,202)	(3,949,585)
Interest income	21,985
Net loss	$ (7,000,217)	$ (3,949,585)
Basic and diluted loss per share	$ (0.02)	$ (0.02)
Weighted average common shares outstanding	288,752,723	232,616,649